UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 6, 2018

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events

On November 6, 2018, TSR, Inc. (“TSR” or the “Company”) issued a press release announcing that the Board of Directors of the Company (the “Board”) had determined to postpone the Annual Meeting of Stockholders (“the 2018 Annual Meeting”), which was originally scheduled to be held on November 28, 2018.

The Board decided to postpone the meeting in order to provide the Company with additional time to review and respond to Zeff Capital, L.P.’s stockholder proposals. The Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on September 27, 2018. The Company will be filing a revised proxy statement with the SEC, which will contain additional information. The postponement will provide the stockholders additional time to review and consider such information prior to the annual meeting.

In reaching its determination, the Board also noted the uncertainty caused by the previously announced litigations brought against the Company and its directors by Fintech Consulting LLC and against the Company and its current and certain former directors by Susan Paskowitz.

In addition, as previously disclosed, the Board established a Special Committee of the Board, comprised of independent directors, to consider various strategic alternatives to maximize stockholder value, including a potential sale of the Company. The Company had originally anticipated that the Special Committee’s deliberations would be completed prior to the 2018 Annual Meeting. However, the Special Committee’s assessment is ongoing. The postponement will provide the Special Committee additional time to consider and evaluate whether any strategic alternatives are in the best interest of the Company’s stockholders.

The Company will publically disclose a new date, time and location for the meeting. If necessary, the Company will determine and announce a new record date and a new deadline for the receipt of any stockholder proposals.

The press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibit No.	Description
99.1	Press Release dated November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

Date: November 6, 2018	By:	/s/ John G. Sharkey
John G. Sharkey
Vice President, Finance and Secretary

EXHIBIT INDEX

(d) Exhibit No.	Description
99.1	Press Release dated November 6, 2018